Subsequent Events	12 Months Ended
Jun. 30, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

24. SUBSEQUENT EVENTS

From August 5, 2025 to September 23, 2025, Mr. Wenquan Zhu lent 3-year unsecured loans with an annual interest rate of 12% in an aggregate amount of approximately $439,108 to DSY HK for the purpose of working capital. The loans will expire as early as August 4, 2028. The loans have been fully received as of the end of September 2025.

In September 2025, the Group reached an agreement and transferred its total equity interests in its subsidiary, Guangdong Yunjia, to a third-party entity for a total consideration of RMB5,100,000 (approximately US$711,933) (the “Disposition”). The Group received all the cash consideration as of August 31, 2025. Upon the completion of the Disposition on October 14, 2025 (the “Disposal Date”), the Group no longer has any equity interest in Guangdong Yunjia. Therefore, the Group was no longer able to operate and exert control over the subsidiary since the Disposal Date. The Disposition represented a strategic shift that had a significant effect on the Group’s operations and financial results and was to be accounted for as a discontinued operation.

On September 29, 2025, the Group entered into a definitive securities purchase agreement with an institutional investor for the purchase and sale of 8,064,516 ordinary shares, par value $0.0001 per share, at a purchase price of $0.62 per ordinary share, in a registered direct offering (the “Offering”). The Offering closed on September 30, 2025. The net proceeds to the Group were approximately $4.5 million after deducting placement agent fees and offering expenses, which has been fully received on October 2, 2025.

The Group has evaluated subsequent events through the date of issuance of the consolidated financial statements, and except as disclosed above, the Group did not identify any other subsequent events with material financial impact on the Group’s consolidated financial statements.